UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Sec. 240.14a-11 (c) or Sec. 240.14a-12


                         CONCURRENT COMPUTER CORPORATION
            -------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
                -------------------------------------------------
   (Name of  Person (s) Filing Proxy Statement, if other than the Registrant)



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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                [GRAPHIC OMITTED]

                                   CONCURRENT
                                  COMPUTER
                                 CORPORATION





                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT





                                 RETURN OF PROXY

Please complete, sign, date and return the enclosed proxy promptly in the enclosed addressed envelope even if you plan to attend the meeting. Postage need not be affixed to the enclosed envelope if mailed in the United States. If you attend the meeting and vote in person, the proxy will not be used. The immediate return of your proxy will be of great assistance in preparing for the meeting and is therefore urgently requested.

                                [GRAPHIC OMITTED]

                                   CONCURRENT
                                  COMPUTER
                                 CORPORATION




Dear Fellow Stockholder:

     It is my pleasure to invite you to attend the Concurrent Computer Corporation 2003 Annual Meeting of Stockholders to be held at the corporate office of Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia, at 2:00 p.m., on Tuesday, October 21, 2003.

     Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please sign and return the enclosed proxy card today. This will not prevent you from voting your shares in person if you are able to attend. Your cooperation is appreciated since a majority of the outstanding shares of Concurrent's common stock must be represented, either in person or by proxy, to constitute a quorum.

     We look forward to meeting with you and sharing our views on the progress of Concurrent Computer Corporation.



                                   Sincerely,



                                   /s/ Jack A. Bryant

                                   Jack A. Bryant, III
                                   President and Chief Executive Officer

Duluth, Georgia
September 17, 2003

                         CONCURRENT COMPUTER CORPORATION


                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, OCTOBER 21, 2003

     The 2003 Annual Meeting of Stockholders of Concurrent Computer Corporation will be held at Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia, at 2:00 p.m., on Tuesday, October 21, 2003. The meeting is being held to consider and act upon the following matters:

(1) To elect seven (7) directors to serve until the next annual meeting of stockholders;

(2) To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as Concurrent's independent auditors for the fiscal year ending June 30, 2004; and

(3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has established September 3, 2003 as the record date for the determination of stockholders entitled to vote at the meeting. Only holders of record of common stock at the close of business on September 3, 2003 will be entitled to vote. A list of stockholders as of the record date will be available for inspection by stockholders at Concurrent's headquarters, 4375 River Green Parkway, Suite 100, Duluth, Georgia, during regular business hours in the ten-day period prior to the meeting and at the place of the meeting on the day of the meeting.

     All stockholders are cordially invited to attend the meeting.

                                   By order of the Board of Directors,


                                   /s/ Steven R. Norton

                                   Steven R. Norton
                                   Executive Vice President, Chief Financial
                                   Officer and Secretary

Duluth, Georgia
September 17, 2003

                         CONCURRENT COMPUTER CORPORATION
                       4375 RIVER GREEN PARKWAY, SUITE 100
                             DULUTH, GEORGIA  30096

                                 PROXY STATEMENT

     This proxy statement and proxy card are first being sent to stockholders on or about September 24, 2003 and are furnished in connection with the solicitation of proxies to be voted at the 2003 Annual Meeting of Stockholders of Concurrent Computer Corporation to be held at Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia, at 2:00 p.m. on Tuesday, October 21, 2003. The enclosed proxy is solicited by Concurrent's Board of Directors.


ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a proxy statement and proxy card because you own shares of Concurrent common stock. This proxy statement describes issues on which Concurrent would like you, its stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Jack A. Bryant, III and Steven R. Norton as your representatives at the meeting. Mr. Bryant and Mr. Norton will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Bryant and Mr. Norton will vote your shares, under your proxy, in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on:  (1) the election of seven directors and
(2) the ratification of the selection of Deloitte & Touche LLP as our independent auditors. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Stockholders as of the close of business on September 3, 2003 are entitled to vote. This is referred to as the record date. Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

     Shares are counted as present at the meeting if the stockholder either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of September 3, 2003, 62,367,686 shares of our common stock were issued and outstanding. A majority of our outstanding shares as of the record date, equal to 31,183,844 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to our Secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096;
     -    signing  another  proxy  with  a  later  date;  or
     -    voting  again  at  the  meeting.

HOW MAY I VOTE FOR THE NOMINEES FOR ELECTION OF DIRECTOR?

     With respect to the election of nominees for director, you may:

     -    vote FOR the election of the seven nominees for director;
     -    WITHHOLD AUTHORITY to vote for the seven nominees; or
     - WITHHOLD AUTHORITY to vote for one or more of the nominees and vote FOR the remaining nominees.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION OF DIRECTOR RECEIVE TO BE ELECTED?

     The seven nominees receiving the highest number of affirmative votes will be elected as directors. This number is called a plurality.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

HOW MAY I VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT
AUDITORS?

     With respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent auditors for fiscal year 2004, you may:

     -    vote  FOR  ratification;
     -    vote  AGAINST  ratification;  or
     -    ABSTAIN  from  voting  on  the  proposal.

HOW MANY VOTES MUST THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS RECEIVE TO PASS?

     The ratification of the selection of the independent auditors must receive the affirmative vote of a majority of shares present or represented by proxy at the meeting.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?


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
     If you return a signed card but do not provide voting instructions, your shares will be voted FOR the seven named director nominees and FOR the ratification of the appointment of the independent auditors.

     If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the matters discussed in this proxy. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the first quarter of fiscal 2004. The report will be filed with the Securities and Exchange Commission, and you will be able to get a copy by contacting our Secretary at
(678) 258-4000, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, through our web site at www.ccur.com or the Securities and Exchange Commission's EDGAR system at www.sec.gov.


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
                              ELECTION OF DIRECTORS
                               (ITEM 1 OF NOTICE)

     In accordance with Concurrent's Bylaws, the authorized number of directors is presently fixed at seven members. The following nominees are standing for re-election to the Board of Directors at the meeting: Alex B. Best, Charles Blackmon, Michael A. Brunner, Jack A. Bryant, III, Bruce N. Hawthorne, C. Shelton James and Steve G. Nussrallah. Directors will be elected to hold office until the 2004 Annual Meeting of Stockholders or until their successors have been elected and qualified.

     There are no arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a Director or nominee. None of the nominees nor any of the incumbent Directors are related to any other nominee or Director or to any executive officer of Concurrent or any of its subsidiaries.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

NOMINEES FOR ELECTION OF DIRECTOR

     Information on each of the nominees for the Board of Directors, including each nominee's principal occupation and business experience for at least the last five years and the name of other publicly held companies in which he serves as a director, is set forth below.

     ALEX B. BEST. Age 62 and a Director since January 2001. Mr. Best was Executive Vice President of Engineering for Cox Communications, Inc., from 1986 to 2001. Cox is, among other things, a cable company. Before joining Cox, Mr. Best spent 20 years with Scientific-Atlanta, Inc. where he was involved in numerous cable television product developments and business applications. Scientific-Atlanta is a provider of cable network equipment, including set-top-boxes. He is also a member of the National Cable Television Association's (NCTA) Engineering Advisory Committee, the Society for Cable Television Engineers (SCTE), and the Technical Advisory Committee of CableLabs, Inc., a research and development group.

     CHARLES BLACKMON. Age 54 and a Director since April 2003. Since 1980 Mr. Blackmon has been with MAGNATRAX Corporation, a company specializing in manufacturing products for the construction industry. Throughout his career with the company, Mr. Blackmon has played a significant role in financial reporting and corporate administration responsibilities, including, from 1994 to 1996, Vice President, Finance and Administration; from 1996 to 2002, Executive Vice President and Chief Financial Officer; and since November 2002, vice president responsible for special financial and operational projects. He also served as a director of MAGNATRAX from 1999 to 2002. Mr. Blackmon was the principal Financial Officer for American Buildings Company, a predecessor of MAGNATRAX, during its initial public offering and the five years that it was a public company. Prior to his employment with MAGNATRAX, Mr. Blackmon served several years in public accounting. He is a certified public accountant and has been active in local social and civic organizations.

     MICHAEL A. BRUNNER. Age 70 and a Director since November 1994. From 1986 to 1992, Mr. Brunner was President of AT&T Federal Systems, a division of AT&T focused on federal communications and computer systems programs. He served in additional management, operations, sales, accounting and personnel positions with AT&T during a career that spanned over 37 years.

     JACK A. BRYANT, III. Age 45, President and Chief Executive Officer since October 2000 and a Director since January 2001. Mr. Bryant served as President of our Xstreme division from July 2000 to October 2000. Since May 2002, Mr. Bryant has also served as a director of Thirdspace Living, Ltd., a broadband TV enablement company that is now in liquidation. Prior to joining Concurrent, he held a number of positions at Arris Corporation (f.k.a. Antec Corporation), a communications technology company that specializes in hybrid-fiber-coax-based networks, from 1991 to June 2000. The positions included, from March 1998 to June 2000, President of the Network Technologies Group, from January 1996 to March 1998, President of the Digital Systems Division, and from January 1995 to


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
January 1996, Vice President of Marketing. Before joining Arris, Mr. Bryant held various product marketing and sales positions at General Instrument Corporation and Scientific-Atlanta.

     BRUCE N. HAWTHORNE. Age 53 and a Director since February 2000. Mr. Hawthorne has been Executive Vice President and Chief Staff Officer for Sprint Corporation, an integrated communications provider, since May 2003. From 1982 to May 2003, Mr. Hawthorne was a partner at the law firm of King & Spalding LLP. King & Spalding LLP has represented Concurrent since 1999.

     C. SHELTON JAMES. Age 63 and a Director since July 1996. From December 2001 to July 2002, Mr. James served as Chief Executive Officer of Technisource, Inc., an IT staffing company. From August 1999 to March 2000, Mr. James served as Chairman and Chief Executive Officer of Cyberguard Corporation, a provider of information security solutions. From May 1991 to October 1999, Mr. James served as Chief Executive Officer of Elcotel, Inc., a public company that manufactures telecommunications equipment. Until June 1999, Mr. James was also President of Fundamental Management Corporation, an investment management firm specializing in active investment in small capitalization companies. He served as Executive Vice President of Fundamental Management Corporation from 1990 to April 1993. Prior to 1990, Mr. James was Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division. Mr. James is a director of CSP Inc., a public company that develops and markets Internet software business solutions, image processing software, network management integration services and high-performance cluster computer systems. Additionally, Mr. James is a director of DRS Technologies, a public company that supplies defense electronic systems to government and commercial customers worldwide. During the course of his career, Mr. James was a CPA and worked in public accounting, served as a Chief Financial Officer for Systems Engineering Labs, and has served on 10 public company boards and 9 audit committees.

     STEVE G. NUSSRALLAH. Age 53 and Chairman of our Board of Directors since October 2000. Mr. Nussrallah has been a general partner of Noro-Moseley Partners, a venture capital firm, since January 2001. Since July 2002, he has been a director for US Realtel, Inc., a public company that provides building centric voice, data, and video services to small and medium sized businesses.
He served as our President and Chief Executive Officer from January 2000 to October 2000 and as President of the Xstreme division from January 1999 to December 1999. From March 1996 to March 1998, he served as President and Chief Operating Officer of Syntellect Inc., a publicly-held supplier of call center solutions to the cable television industry. From January 1990 to March 1996, Mr. Nussrallah served as President and Chief Operating Officer of Telecorp Systems Inc., a privately held supplier of call center solutions, which was acquired by Syntellect Inc. in March 1996. From 1984 to 1990, Mr. Nussrallah was employed by Scientific-Atlanta. He initially served as vice president of engineering for Scientific-Atlanta's cable television operation and later served in positions of increasing responsibility, including Vice President and General Manager of its Subscriber Business Unit.

CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD OF DIRECTORS

     Concurrent is organized under the laws of the State of Delaware. It is governed by a Board of Directors. As permitted under Delaware law and Concurrent's Certificate of Incorporation and Bylaws, the Board of Directors has established and delegated certain authority and responsibility to four standing committees: the Audit Committee, the Nominating Committee, the Compensation Committee, and the Executive Committee. The Board annually reviews the membership of and the authority and responsibility delegated to each committee.

     Concurrent's Board is committed to good business practices, transparency in financial reporting and effective corporate governance. To that end, over the last year, the Board has reviewed Concurrent's corporate governance policies and practices in light of the requirements of the Sarbanes-Oxley Act of 2002, proposed and final rules promulgated by the SEC, and the proposed new listing standards of Nasdaq. As a result of this review and in anticipation of the final adoption of these new rules, Concurrent has implemented many of these rules and a number of other best practices, including the following:

     - Created a Disclosure Committee composed of employees involved in SEC reporting to ensure proper reporting;


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     -    Adopted revised and restated charters for the Audit, Nominating,
          Compensation and Executive Committees;
     - Realigned committee membership to ensure that the Audit, Nominating, and Compensation Committees are composed of independent directors as appropriate for each committee;
     - Arranged for meetings of non-management and independent directors on a regular basis;
     - Confirmed that the company has no outstanding loans to its senior executive officers;
     -    Adopted a Code of Ethics for Senior Executive and Financial Officers;
          and
     -    Adopted an Accounting/Auditing Complaint Policy.

     The Board of Directors adopted a revised and restated Audit Committee charter on August 20, 2003. The revised charter contains several duties and responsibilities previously performed by the committee as well as several new duties and responsibilities, examples of both of which include to, among other things:

     - Give the committee the exclusive right to appoint, review and assess the performance of Concurrent's independent auditors, Deloitte & Touche LLP;
     - Require Audit Committee pre-approval of all audit and non-audit services to be provided by Concurrent's independent auditors;
     - Give the committee oversight of internal audit programs and evaluation of financial controls;
     - Provide for regular executive sessions with independent auditors and other members of management;
     -    Require approval by the committee of any related party transactions;
     - Establish procedures for receipt, retention and treatment of confidential complaints regarding Concurrent's accounting , internal controls and financial reporting;
     - Annually review the Code of Ethics for Senior Executive and Financial Officers; and
     -    Conduct annual performance evaluations of the Audit Committee.

The revised Audit Committee charter, the Code of Ethics for Senior Executive and Financial Officers, and the Accounting/Auditing Complaint Policy are included in Addendum A and may be found on our website at www.ccur.com in the Company
                                              ------------
section under Corporate Governance.

     Concurrent's Board adopted a Nominating Committee charter on August 20, 2003. This charter contains several duties and responsibilities previously performed by the committee as well as several new duties and responsibilities, examples of both of which include to, among other things:

     -    Determine desired skills for directors;
     - Seek individuals whose skills and attributes reflect those desired for directors;
     -    Evaluate and propose nominees for election to the Board;
     - Annually review committee chairs and membership and recommend changes to the Board;
     - Develop and recommend to the Board a self-evaluation process for the Board and its committees and to oversee the process; and
     -    Review any potential or actual conflicts of interest.

The Nominating Committee charter is included in Addendum A and may be found on our website at www.ccur.com in the Company section under Corporate Governance.
               ------------

     Concurrent's Board adopted a revised and restated Compensation Committee charter on September 2, 2003. This revised charter contains several duties and responsibilities previously performed by the committee as well as several new duties and responsibilities, examples of both of which include to, among other things:

     - Give the Compensation Committee the authority to annually approve company goals and objectives for the Chief Executive Officer and other senior executive officers;
     - Provide that the Compensation Committee may retain, as appropriate, compensation consultants;
     - Provide for the review and approval by the Compensation Committee of salaries, short and long-term incentives, and special perquisites for the Chief Executive Officer and other senior executive officers; and


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
     - Give the Compensation Committee the authority to grant stock options and other awards under the company's incentive compensation programs.

The revised Compensation Committee charter is included in Addendum A and may be found on our website at www.ccur.com in the Company section under Corporate
                        ------------
Governance.

     Our Board meets regularly in executive sessions which are comprised of the independent directors. Additionally, the Board and each of its committees have the discretion to hire independent advisors as deemed appropriate.

     During fiscal 2003, there were 12 meetings of the Board of Directors. All of the Directors attended more than 75% of the aggregate of: (1) the total number of meetings of the Board held during the periods that they served during fiscal 2003 and (2) the total number of meetings of the committees on which they served during fiscal 2003.

     Executive Committee. The current members of the Executive Committee are Messrs. Nussrallah (Chairman), Blackmon, Bryant and Hawthorne. The committee has, to the extent legally permitted, the power and authority of the Board of Directors. No meetings of the Executive Committee were held during fiscal 2003. All matters that could have been addressed by the committee during the fiscal year were addressed by the full Board of Directors. The Executive Committee adopted a new charter, effective August 20, 2003, which is included in Addendum A and may be found on our website at www.ccur.com in the Company section under
                                     ------------
Corporate Governance.

     Audit Committee. The current members of the Audit Committee are Messrs. James (Chairman), Brunner and Blackmon. In addition to the duties under the charter described above, the principal responsibilities of the committee are:

     - to review Concurrent's financial statements contained in filings with the Securities and Exchange Commission;
     - to review matters relating to the examination of Concurrent's financial statements by its independent auditors, accounting procedures and controls; and
     -    to appoint Concurrent's independent accountants.

The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors. The charter was revised and restated, effective August 20, 2003, in light of recent regulatory changes. There were 10 meetings of the Audit Committee during fiscal 2003.

     Nominating Committee. The current members of the Nominating Committee are Messrs. Best (Chairman), Hawthorne and James. The principal responsibilities of the committee are:

     - to select potential candidates for director and recommend selected candidates to the full Board;
     - to develop and recommend to the Board a self-evaluation process for the Board and its committees and oversee such evaluation process; and
     - to make recommendations to the Board concerning the structure and membership of other Board committees.

The Nominating Committee will consider responsible recommendations by stockholders of candidates to be nominated as Directors of Concurrent. All such recommendations must be in writing and addressed to the Secretary of Concurrent. In addition, stockholders may nominate directors. All such nominations must be made in accordance with our Bylaws, as described under "2004 Stockholder Proposals." The Nominating Committee operates under the Nominating Committee charter adopted by the Board of Directors on August 20, 2003. There was 1 meeting of the Nominating Committee during fiscal 2003.


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
     Compensation Committee. The current members of the Compensation Committee are Messrs. Brunner (Chairman), Best and Hawthorne. In addition to the duties under the charter described above, the principal responsibilities of the committee are:

     - to review and approve compensation (salary, bonus, and long-term and short-term incentives) to executive officers and senior management;
     - to administer Concurrent's incentive compensation plans, equity based plans and other employee benefit plans, subject to certain limitations; and
     -    to annually review the annual incentive bonus structure.

The Compensation Committee operates under a written Compensation Committee charter which was revised and restated by the Board of Directors on September 2, 2003. There were 9 meetings of the Compensation Committee during fiscal 2003.

     Finance Committee. Until August 20, 2003, Concurrent had a Finance Committee composed of Messrs. Mort A. Handel (until his resignation from the
Board in January 2003), Hawthorne, James and Nussrallah.   The Board determined
that a separate Finance Committee is no longer necessary and, effective August 20, 2003, approved the dissolution of the Finance Committee.


COMPENSATION OF DIRECTORS

     Non-employee Directors receive a $20,000 annual retainer payable in two installments, the first half upon election as a Director of Concurrent at the annual meeting of stockholders and the second half at the April Board meeting.
A non-employee who becomes a Director of Concurrent after the annual meeting of stockholders receives a pro rata portion of the annual retainer, payable at the time of becoming a non-employee Director. In addition, non-employee Directors receive $2,000 per meeting, including supplemental meetings in person with management where the business to be conducted cannot be reasonably accomplished during any scheduled meeting times and is necessary in furtherance of the required duties of a Director. However, this amount may not exceed $2,000 per day for attendance at Board, committee and supplemental meetings regardless of the number of meetings attended on a given day. In addition, non-employee Directors who serve as a chairman of the Audit or Compensation Committees of the Board of Directors receive $7,500 per annum. These fees are payable in two installments, the first half at the annual meeting of stockholders and the second half at the April Board meeting. Further, the Chairman of the Board, Mr. Nussrallah, is paid an additional $25,000 per annum for serving as Chairman.

Concurrent's 2001 Stock Option Plan provides that upon the initial election of a non-employee Director, such non-employee Director automatically receives an option to purchase 20,000 shares of Concurrent common stock. On the date of each successive annual meeting of stockholders, each non-employee Director automatically receives an option to purchase 10,000 shares of Concurrent common stock. The options are fully vested non-statutory options and are priced at 100% of the fair market value of Concurrent common stock on the date of grant. Each option terminates, to the extent not exercised prior thereto, upon the earlier to occur of (1) the tenth anniversary of the date of grant or (2) three years following the Director's retirement from the Board.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain required summary compensation information for fiscal years 2003, 2002 and 2001 for (1) our Chief Executive Officer, and (2) our four other most highly compensated executive officers who earned more than $100,000 in salary and bonus during fiscal 2003 (the "Named Executive Officers").

                                                                 LONG TERM COMPENSATION
                                       ANNUAL COMPENSATION                AWARDS
                                       -------------------                ------

                                                                              RESTRICTED
                                                         OTHER    SECURITIES     STOCK
                                                         ANNUAL   UNDERLYING     AWARDS      ALL OTHER
NAME AND                    FISCAL   SALARY    BONUS     COMP.     OPTIONS    ($) (2) (3)  COMPENSATION
PRINCIPAL POSITION           YEAR     ($)       ($)     ($) (1)      (#)                      ($) (4)
--------------------------  ------  --------  --------  -------  -----------  -----------  -------------
Jack A. Bryant, III           2003   326,531     7,835     -          20,175     225,002         13,161
  President and Chief         2002   291,230   255,438     -         200,000         -           11,909
  Executive Officer           2001   211,734   122,137     -         400,000         -           55,660

Stephen K. Necessary (5)      2003   285,000    11,400     -           9,800      23,532         18,600
  President, Xstreme          2002    10,962    25,000     -         400,000         -           75,658
  Division                    2001       -         -       -               -         -              -

Paul C. Meyer                 2003   217,693    18,302     -          10,100      52,434         13,635
  President, Integrated       2002   196,920   168,418     -         100,000         -           10,511
  Solutions Division          2001    97,196    83,546  40,128        30,000         -            5,832

Steven R. Norton              2003   205,359    18,270     -           7,900     169,036         12,378
  Executive Vice President,   2002   193,460   123,413     -          50,000         -           10,250
  Chief Financial Officer     2001   183,263    83,036     -               -         -           10,500
  and Secretary

David M. Nicholas
  Vice President,             2003   200,091     5,412     -           7,700      44,946         12,129
  North American Cable        2002   187,700    75,973     -          50,000         -            9,775
  Sales,                      2001   174,130    52,500  40,271        65,000         -           10,349
  Xstreme Division


(1) None of the Named Executive Officers other than Messrs. Meyer and Nicholas received personal benefits in excess of the lesser of $50,000 or 10% of total compensation for fiscal 2003, 2002 or 2001. The Other Annual Compensation includes relocation costs for Mr. Meyer of $40,128 in fiscal 2001 and relocation costs for Mr. Nicholas of $40,271 in fiscal 2001.

(2) The Named Executive Officers do not own any shares of restricted stock other than shares granted during fiscal 2003. The amount shown is the estimated value of the restricted stock awards on the grant date (April 28, 2003) at Nasdaq closing price of $2.12. The aggregate number and value of these shares of restricted stock as of June 30, 2003 based upon Nasdaq closing price ($2.92), were as follows:

                      Aggregate Number of Shares     Dollar Value of Aggregate
     Name               of Restricted Stock (#)    Restricted Stock Holdings ($)
--------------------  ---------------------------  -----------------------------
Jack A. Bryant, III                       106,133                        309,908
Stephen K. Necessary                       11,100                         32,412
Paul C. Meyer                              24,733                         72,220
Steven R. Norton                           79,734                        232,823
David M. Nicholas                          21,201                         61,907

(3) Restricted stock awards earned in fiscal 2003 were granted on April 28, 2003. The restrictions on these shares lapse annually in 25% increments beginning on April 28, 2004 and ending on April 28, 2007. To the extent Concurrent pays dividends, dividends will be paid on shares of restricted stock held by Named Executive Officers.
(4) The amounts shown include Concurrent's matching contribution during the year to such person under Concurrent's Retirement Savings Plan, a defined contribution plan. In addition, All Other Compensation for Mr. Bryant for fiscal 2001 includes a $45,000 sign-on bonus for Mr. Bryant per his employment agreement. All Other Compensation for Mr. Necessary for fiscal 2002 includes a $75,000 sign-on bonus, which is subject to re-payment to the company in certain circumstances.
(5) Mr. Necessary joined Concurrent in June 2002 as President of our Xstreme division.

OPTION GRANTS

     The following table shows all grants of stock options to the Named Executive Officers during fiscal 2003. No stock appreciation rights were granted during fiscal 2003.

                                  OPTION GRANTS IN LAST FISCAL YEAR


                                    INDIVIDUAL GRANTS
                      -------------------------------------------------
                                                                         POTENTIAL REALIZABLE VALUE
                       NUMBER OF     PERCENT OF                               AT ASSUMED ANNUAL
                      SECURITIES    TOTAL OPTIONS                           RATES OF STOCK PRICE
                      UNDERLYING     GRANTED TO    EXERCISE               APPRECIATION FOR OPTION
NAME                    OPTIONS      EMPLOYEES     PRICE PER  EXPIRATION           TERM
                                                                          ----------------------
                      GRANTED (1)  IN FISCAL 2003   SHARE ($)    DATE     5% ($)(2)  10% ($)(2)
--------------------  -----------  ---------------  ---------  ---------  ---------  -----------
Jack  A. Bryant, III       20,175             3.8%       2.12  4/28/2013    26,898      68,166

Stephen K. Necessary        9,800             1.9%       2.12  4/28/2013    18,066      33,112

Paul C. Meyer              10,100             1.9%       2.12  4/28/2013    13,466      34,125

Steven R. Norton            7,900             1.5%       2.12  4/28/2013    10,533      26,692

David M. Nicholas           7,700             1.5%       2.12  4/28/2013    10,266      26,016

(1) Options granted in fiscal 2003 were made under the 2001 Stock Option Plan. These options:
     - were granted at an exercise price equal to 100% of the fair market value of the common stock on the date of the grant;
     -    expire ten years from the date of the grant; and


                                       10

     - vest in 25% increments on each anniversary date of the grant, subject to the terms and conditions of the plan.
(2) Concurrent is required to use a 5% and 10% assumed rate of appreciation over the ten-year option terms. This does not represent Concurrent's projection of the future common stock price. If the common stock does not appreciate, the Named Executive Officers will receive no benefit from the options.


FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to the number of unexercised options held by the Named Executive Officers at June 30, 2003.
There were no stock options exercised by the Named Executive Officers during the
year ended June 30, 2003.   In addition, none of the Named Executive Officers
held any exercisable, in-the-money options as of June 30, 2003.

                          FISCAL YEAR-END OPTION VALUES


                         NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-
                        UNDERLYING UNEXERCISED          THE-MONEY OPTIONS
                      OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END (1)
                      --------------------------  --------------------------

NAME                  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------  -----------  -------------  -----------  -------------
Jack A. Bryant, III       450,000        170,175            -         16,140

Stephen K. Necessary      100,000        309,800            -          7,840

Paul C. Meyer              40,000        100,100            -          8,080

Steven R. Norton          412,500         45,400            -          6,320

David M. Nicholas         338,000         78,700            -          6,160


(1) This number is calculated by subtracting the option price from the closing price of common stock as reported by the Nasdaq Stock Market on June 30, 2003 ($2.92) to get the "average value option," and multiplying the average value per option by the number of exercisable and unexercisable options. The amounts in this column may not represent amounts actually realized by the Named Executive Officers.

EXECUTIVE EMPLOYMENT AGREEMENTS

     Concurrent has entered into employment agreements with the Named Executive Officers. These agreements contain generally the same terms and provide for a base salary to be reviewed for increase annually at the discretion of the Board of Directors or a committee thereof. The agreements also provide for an annual bonus opportunity in a target amount to be established by the Board of Directors or a committee thereof. The actual amounts paid depend upon the degree of achievement of various objectives reasonably consistent with Concurrent's business plan, which is approved annually by the Board of Directors.

     Pursuant to the terms of the employment agreements with the Named Executive Officers, employment may be terminated by either Concurrent or the respective executive officer at any time. In the event the executive officer voluntarily resigns (except as described below) or is terminated for cause, compensation under the employment agreement will end. In the event an agreement is terminated directly by Concurrent without cause or in certain circumstances constructively by Concurrent, the terminated employee will receive severance compensation based upon his or her employment agreement, but in no case more than 12 months.

     Jack A. Bryant, III. In July 2000, Concurrent entered into an employment agreement with Mr. Bryant, the President and Chief Executive Officer.

     - Mr. Bryant will be paid an annual salary of $330,000 for fiscal 2004 and may be paid an annual target bonus of 65% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by Concurrent or Mr. Bryant.

     - The agreement provides for the payment of salary and target bonus for twelve months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against Concurrent or gross negligence in the performance of duties; or

          (2)  due to Mr. Bryant's disability or death.

     - If Mr. Bryant's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with Concurrent or trying to hire its employees for a period of one year.

     Stephen K. Necessary. In June 2002, Concurrent entered into an employment agreement with Mr. Necessary, the President of the Xstreme division. His compensation included a signing bonus of $75,000.

     - Mr. Necessary will be paid an annual salary of $285,000 for fiscal 2004 and may be paid an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by Concurrent or Mr. Necessary.

     - The agreement provides for the payment of salary for twelve months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against Concurrent, or gross negligence in the performance of duties; or

          (2)  due to Mr. Necessary's disability or death.

     - If Mr. Necessary's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with Concurrent or trying to hire its employees for a period of one year.

     Paul C. Meyer. In December 2000, Concurrent entered into an employment agreement with Mr. Meyer, the President of the Integrated Solutions division.

     - Mr. Meyer will be paid an annual salary of $220,000 for fiscal 2004 and may be paid an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by Concurrent or Mr. Meyer.

     - The agreement provides for the payment of salary for twelve months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against Concurrent, or gross negligence in the performance of duties; or

          (2)  due to Mr. Meyer's disability or death.

     - If Mr. Meyer's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with Concurrent or trying to hire its employees for a period of one year.

     Steven R. Norton. In October 1999, Concurrent entered into an employment agreement with Mr. Norton, the Executive Vice President, Chief Financial Officer and Secretary.

     - Mr. Norton will be paid an annual salary of $206,700 for fiscal 2004 and may be paid an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by Concurrent or Mr. Norton.

     - The agreement provides for the payment of salary for twelve months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against Concurrent, or gross negligence in the performance of duties; or

          (2)  due to Mr. Norton's disability or death.

     - If Mr. Norton's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with Concurrent or trying to hire its employees for a period of one year.

     David M. Nicholas. In March 1999, Concurrent entered into an employment agreement with Mr. Nicholas, the Vice President, North American Cable Sales of the Xstreme division.

     - Mr. Nicholas will be paid an annual salary of $201,406 for fiscal 2004 and may be paid an annual target bonus of 40% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by Concurrent or Mr. Nicholas.

     - The agreement provides for the payment of salary for six months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against Concurrent, or gross negligence in the performance of duties; or

          (2)  due to Mr. Nicholas' disability or death.

     - If Mr. Nicholas' employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with Concurrent or trying to hire its employees for a period of one year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Messrs. Brunner (Chairman), Best and Hawthorne. None of the members of the Compensation Committee have ever been an officer or employee of Concurrent. In addition, none of Concurrent's executive officers serve as a member of a Board of Directors or Compensation Committee of any entity that has one or more executive officers who serves on Concurrent's Board or on the Compensation Committee. As discussed below under the caption "Certain Relationships and Related Party Transactions", Mr. Hawthorne was a partner until May 2003 in the law firm of King & Spalding LLP, which provided legal services to Concurrent during fiscal 2003.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Steve G. Nussrallah, one of Concurrent's directors, served as Concurrent's Chief Executive Officer from January 2000 to October 2000. Until December 1, 2002, Mr. Nussrallah received certain severance compensation and other benefits
under his employment agreement with Concurrent.   Pursuant to Mr. Nussrallah's
employment agreement, Concurrent paid severance compensation of $242,169 and provided benefits valued at $18,093 during fiscal 2003.

     Bruce N. Hawthorne, one of Concurrent's directors, was a partner in the law firm of King & Spalding LLP until May 2003. King & Spalding LLP, provided legal services to Concurrent during fiscal 2003. Concurrent paid $211,472 in fees for such services. These fees represented less than 1% of King & Spalding LLP's revenues during the 12 months ended June 30, 2003, Concurrent's fiscal year. As a retired partner, Mr. Hawthorne is entitled to share in income of King & Spalding LLP until July 1, 2013 which will be the 10th anniversary of his withdrawal from the firm.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


OVERVIEW AND PHILOSOPHY

     Concurrent's primary objective is to maximize stockholder value over time by developing and implementing a comprehensive business strategy. The Compensation Committee's primary objective is to review compensation programs, employee benefit plans and personnel policies applicable to officers and other members of Concurrent's senior management to assure that they support Concurrent's objectives and are in the long-term interests of the stockholders. The Compensation Committee reviews the performance of executive officers and establishes appropriate compensation, including cash and incentive compensation, and stock option grants and restricted stock awards. The Compensation Committee's overall compensation philosophy is to provide rewards that:

     - emphasize shareholder value creation through a pay-for-performance compensation program;
     - target to market competitive base salaries for key executives and senior management;
     -    target to market competitive annual incentive targets;
     -    emphasize market competitive long-term incentive opportunities; and
     -    encourage executive stock ownership.

The Compensation Committee solicits and analyzes periodic reports from independent consultants regarding the appropriateness of compensation levels.

EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee uses the following key principles in structuring, reviewing and revisiting compensation targets and packages of executive officers:

     - Equity At-Risk Link of company performance and individual rewards to instill ownership (stockholder) thinking. Recognition of individual contributions toward achievement of specific business objectives as well as overall company results.

     - Competitive Position of both base salary and total compensation with the high technology computer industry.

COMPONENTS OF EXECUTIVE COMPENSATION

     The three components of executive compensation are base salary, annual incentive (bonus) awards and equity participation.

     - Base Salary. Base salary is determined based on competitive factors and individual and company performance. It is targeted to be at approximately the average of the high technology computer industry for comparable positions of responsibility. Annual increases are intended to be consistent with individual and Company performance and competitive with industry trends. Upon management's recommendation, the Compensation Committee has agreed to temporarily freeze base salaries for executives.

     - Annual Incentive (Bonus) Awards. At the beginning of each fiscal year, the Compensation Committee establishes company performance objectives for the fiscal year and target bonus opportunities for each executive officer based on the achievement of company performance objectives. The target bonus opportunity is a percentage of base salary, generally 30% to 50% for executive officers other than the chief executive officer and 65% for the chief executive officer. The target bonus opportunity is reviewed periodically for an increase based on level of responsibility, potential contribution to the achievement of Company objectives and competitive practices. Under recent plans, the target bonus is earned based on the achievement of Company performance objectives set annually, for example, the achievement of a certain level of revenue and profitability before income taxes. Minimum thresholds of achievement are also established. Actual awards are determined at the end of the fiscal year based on achievement of the established Company performance objectives.

     - Equity Participation. Equity participation is in the form of restricted stock awards and stock option grants with exercise prices equal to the fair market value of a share of Common Stock at the effective date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Bryant was elected to the position of President and Chief Executive
Officer of Concurrent effective October 30, 2000.   His base salary will remain
at $330,000 with a target bonus based upon achievement of certain performance objectives of 65% of his base salary. For fiscal year 2003, Mr. Bryant was paid a bonus of $7,835, which was 4% of his target bonus. This low payout was due to the fact that the Company's performance did not meet the full expectations of the annual incentive plan objectives.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that the compensation paid to any of these officers exceeds $1 million in any fiscal year unless the compensation is "performance-based compensation" under Section 162(m). The Compensation Committee intends to structure compensation paid pursuant to bonus and stock-based compensation programs to meet the requirements for treatment as performance-based compensation under Section 162(m) to the extent feasible and in the best interests of Concurrent's stockholders after taking into account the materiality of the tax deductions which might be lost versus the broader interests to be served by paying compensation for services rendered which is competitive.

CONCLUSION

     The Compensation Committee believes the executive compensation policies and programs serve the interest of the stockholders and Concurrent. The Compensation Committee also believes the base salary amounts, bonus awards and equity participation grants for executive officers have been linked to and are commensurate with Company performance and individual efforts in achieving the strategic goals of Concurrent.

                                 COMPENSATION COMMITTEE FOR FISCAL 2003

                                 Michael A. Brunner, Chairman
                                 Alex Best
                                 Bruce N. Hawthorne

                                 September 17, 2003



     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table presents information as of June 30, 2003 about our common stock that may be issued upon the exercise of options, warrants and rights under our 1991 Stock Option Plan, 2001 Stock Option Plan, Rifenburgh Plan and the Vivid Acquisition Plan.

                                                                                    NUMBER OF SECURITIES
                                 NUMBER OF SECURITIES TO      WEIGHTED- AVERAGE    REMAINING AVAILABLE FOR
                                BE ISSUED UPON EXERCISE OF    EXERCISE PRICE OF     FUTURE ISSUANCE UNDER
                                   OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     EQUITY COMPENSATION
        PLAN CATEGORY              WARRANTS AND RIGHTS       WARRANTS AND RIGHTS            PLANS
------------------------------  --------------------------  ---------------------  -----------------------
Equity compensation plans
approved by security holders

        1991 Option Plan (1)                     4,028,575          $ 8.00                               -

        2001 Option Plan                         1,582,607          $ 5.08                       1,133,925
                                --------------------------  ---------------------  -----------------------

      Subtotal                                   5,611,182          $ 7.17                       1,133,925

Equity compensation plans not
approved by the security
holders

        2001 Rifenburgh
        Stock Option Plan (2)                       10,000         $11.05                                -

        1999 Vivid Stock
        Option Plan (3)                            221,166         $ 0.37                                -
                                --------------------------  ---------------------  -----------------------
    Subtotal                                       231,166         $ 0.83                                -
                                --------------------------  ---------------------  -----------------------

Total                                            5,842,348         $ 6.92                        1,133,925
                                ==========================  =====================  =======================

(1) The 2001 Option Plan replaced the 1991 Option Plan that expired on January 31, 2002.
(2) Relates to an option to purchase 10,000 shares issued to Richard Rifenburgh, a former director, in connection with his retirement from the Board of Directors. The option vested immediately and has a ten year term.
(3) Relates to options issued in 1999 associated with the acquisition of Vivid Technology.

                          REPORT OF THE AUDIT COMMITTEE

     Concurrent's Audit Committee is responsible for, among other things, reviewing with our independent auditors the scope and results of their audit engagement. In connection with the fiscal 2003 audit, the Audit Committee has:

     - reviewed and discussed with management our audited financial statements to be included in our Annual Report on Form 10-K for the year ended June 30, 2003;

     - discussed with Deloitte & Touche LLP, our independent auditors, the matters required by Statement of Auditing Standards No. 61, as amended; and

     - received from and discussed with Deloitte & Touche LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 regarding their independence.

     Based on the review and the discussions described in the preceding bullet points, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

     All of the members of the Audit Committee have been determined by the Board to be independent in accordance with the requirements of Rule 4350(d)(2) and Rule 4200 of the National Association of Securities Dealers listing standards. Additionally, the Board has determined that both Mr. James and Mr. Blackmon qualify as audit committee financial experts pursuant to Securities and Exchange Commission regulations.



                                    AUDIT COMMITTEE FOR FISCAL 2003

                                    C. Shelton  James, Chairman
                                    Charles Blackmon
                                    Michael Brunner

                                    September 17, 2003


     The foregoing report and other information provided above regarding the Audit Committee should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for each of fiscal 2003 and fiscal 2002 and for the reviews of the financial statements included in Quarterly Reports on Form 10-Q for fiscal 2003 and fiscal 2002 were $233,200 and $205,958, respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for each of fiscal 2003 and fiscal 2002.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP for services rendered to Concurrent, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for each of fiscal 2003 and fiscal 2002 were $138,605 and $206,621, respectively. These fees were primarily for tax return preparation and consultation on strategic investments and other related financial services.

     The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independent auditor's independence.

       COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, to the knowledge of Concurrent, the beneficial ownership of Concurrent's common stock as of September 8, 2003 for directors, the Named Executive Officers, directors and officers as a group, and each person who is a stockholder holding more than a 5% interest in Concurrent's common stock.

                                              NUMBER        OPTIONS
                                            OF SHARES     EXERCISABLE    PERCENT OF
                                           BENEFICIALLY      WITHIN     OUTSTANDING
                                             OWNED(1)      60 DAYS(2)    SHARES(3)
                                          --------------  ------------  ------------
DIRECTORS AND EXECUTIVE OFFICERS:
--------------------------------
Alex B. Best                                  1,200           40,000              *
Charles Blackmon                                  -           20,000              *
Michael A. Brunner                           10,000           30,000              *
Jack A. Bryant, III                         171,478 (4)      475,000           1.04
Bruce N. Hawthorne                           61,000 (5)       50,000              *
C. Shelton James                             16,500 (6)       37,000              *
Steve G. Nussrallah                          72,000          451,029              *
Stephen K. Necessary                         28,183 (7)      100,000              *
Steven R. Norton                             95,215 (8)      418,750              *
Paul C. Meyer                                30,059 (9)       52,500              *
Robert E. Chism                              80,537 (10)     521,416              *
Robert  T. Menzel                            50,194 (11)      27,458              *
David M. Nicholas                            27,227 (12)     345,250              *
Kirk L. Somers                               16,559 (13)       8,125              *
Directors, Named Executive
Officers, and other current officers as
a group (14 persons)                        661,792        2,576,528           5.19

FIVE PERCENT STOCKHOLDERS:

PRIMECAP Management Company
                                          5,242,800 (14)            -          8.41

*     Less than 1.0%

(1) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Concurrent believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by executive officers, directors and principal stockholders, and Schedules 13F filed with the Securities and Exchange Commission.
(2) Represents shares that can be acquired through stock option exercises on or prior to November 7, 2003.
(3) Based on an aggregate of 62,367,686 shares of common stock issued and outstanding as of September 8, 2003. Assumes that all options exercisable on or prior to November 7, 2003 owned by this person are exercised. The total number of shares outstanding used in calculating this percentage also assumes that none of the options owned by other persons are exercised.
(4) Includes 50,000 shares that are held by Mr. Bryant's spouse, 5,345 shares held for the benefit of Mr. Bryant in Concurrent's Retirement Savings Plan and 106,133 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(5)  Includes 1,000 shares that are held by Mr. Hawthorne's spouse.
(6)  Includes 2,000 shares that are held by Mr. James' spouse.


                                       20

(7) Includes 5,083 shares held for the benefit of Mr. Necessary in Concurrent's Retirement Savings Plan and 11,100 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(8) Includes 5,481 shares held for the benefit of Mr. Norton in Concurrent's Retirement Savings Plan and 79,734 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(9) Includes 5,326 shares held for the benefit of Mr. Meyer in Concurrent's Retirement Savings Plan and 24,733 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(10) Includes 100 shares that are held by Mr. Chism's spouse, 11,337 shares held for the benefit of Mr. Chism in Concurrent's Retirement Savings Plan and 19,100 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(11) Includes 12,271 shares held for the benefit of Mr. Menzel in Concurrent's Retirement Savings Plan and 10,067 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(12) Includes 6,026 shares held for the benefit of Mr. Nicholas in Concurrent's Retirement Savings Plan and 21,201 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(13) Includes 3,909 shares held for the benefit of Mr. Somers in Concurrent's Retirement Savings Plan and 11,400 restricted stock awards. The restrictions on these shares will lapse annually over 4 years in equal 25% increments starting on April 28, 2004.
(14) Represents shares of common stock beneficially owned by PRIMECAP Management Company. This information is included in reliance upon a Schedule 13F filed by PRIMECAP with the Securities and Exchange Commission as of June 30, 2003 as reported by Nasdaq Online. The address of PRIMECAP is 225 Southlake Avenue #400, Pasadena, CA 91101.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                               (ITEM 2 OF NOTICE)

     The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent public accountants, as auditors of Concurrent for the fiscal year ending June 30, 2004 and is submitting the selection to stockholders for ratification. Deloitte & Touche LLP also served as our independent public accountant for the fiscal year ended June 30, 2003. A representative of Deloitte & Touche LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

                          STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the total returns (assuming reinvestment of dividends) of Concurrent's common stock, The Nasdaq Stock Market (U.S. companies), and the Nasdaq Computer Manufacturers Index. The graph assumes $100 invested on June 30, 1998 in Concurrent common stock and each of the indices.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                         CONCURRENT COMPUTER CORPORATION


                                [GRAPHIC OMITTED]

                                    6/30/98   6/30/99   6/30/00   6/29/01   6/28/02   6/30/03
CCUR                                $ 100.00  $ 166.97  $ 347.13  $ 185.14  $ 122.98  $  63.48
Nasdaq Stock Market (US Companies)  $ 100.00  $ 143.67  $ 212.43  $ 115.46  $  78.65  $  87.33
Nasdaq Computer Manufacturers       $ 100.00  $ 186.70  $ 343.75  $ 139.30  $  91.04  $ 104.54

The foregoing graph should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

     OTHER MATTERS

EXPENSES OF SOLICITATION

     All costs of solicitation of proxies will be borne by Concurrent. In addition to solicitations by mail, Concurrent's Directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and Concurrent will reimburse them for their related out-of-pocket expenses.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Concurrent's officers and directors, and persons who beneficially own more than ten percent of Concurrent's common stock, to file reports of ownership of Concurrent's securities and changes in such ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are required by the Securities and Exchange Commission's regulations to furnish Concurrent with copies of all Section 16(a) forms they file.

     Based solely upon a review of copies of the Section 16(a) filings filed by Concurrent's officers and directors and persons who beneficially own more than ten percent of Concurrent's common stock and written representations from certain reporting persons, Concurrent believes that no other reports were required, and that our directors and executive officers complied during fiscal 2003 with the reporting requirements of Section 16(a), with the exception of the following:
          - Steven R. Norton relating to the acquisition of 10,000 shares on August 29, 2002, a Form 4 for which was filed on September 4, 2002;
          - C. Shelton James relating to the acquisition of 2,500 shares on September 6, 2002, a Form 4 for which was filed on September 11, 2002;
          - Bruce N. Hawthorne relating to the acquisition of 5,750 shares on September 11, 2002, a Form 4 for which was filed on September 16, 2002;
          - David M. Nicholas relating to the acquisition of 1,000 options on October 4, 2002, a Form 4 for which was filed on October 9, 2002;
          - Robert T. Menzel relating to the acquisition of 1,000 options on October 4, 2002, a Form 4 for which was filed on October 9, 2002;
          - Charles Blackmon relating to the acquisition of 20,000 options on April 28, 2003, a Form 3 for which was filed on May 1, 2003;
          - Kirk L. Somers relating to the acquisition of 11,400 shares of restricted stock and 5,650 options on April 28, 2003, a Form 4 for which was filed on May 1, 2003;
          - Steven R. Norton relating to the acquisition of 79,734 shares of restricted stock and 7,900 options on April 28, 2003, a Form 4 for which was filed on May 1, 2003;
          - David M. Nicholas relating to the acquisition of 21,201 shares of restricted stock and 7,700 options on April 28, 2003, a Form 4 for which was filed on May 1, 2003;
          - Robert T. Menzel relating to the acquisition of 10,067 shares of restricted stock and 5,200 options on April 28, 2003, a Form 4 for which was filed on May 1, 2003;
          - Robert E. Chism relating to the acquisition of 19,100 shares of restricted stock and 5,825 options on April 28, 2003, a Form 4 for which was filed on May 1, 2003;
          - Jack A. Bryant, III relating to the acquisition of 106,133 shares of restricted stock and 20,175 options on April 28, 2003, a Form 4 for which was filed on May 1, 2003;
          - Stephen K. Necessary relating to the acquisition of 11,100 shares of restricted stock and 9,800 options on April 28, 2003, a Form 4 for which was filed on May 8, 2003; and
          - Paul Meyer relating to the acquisition of 24,733 shares of restricted stock and 10,100 options on April 28, 2003, a Form 4 for which was filed on May 8, 2003.

2004 STOCKHOLDER PROPOSALS

     Proposals of stockholders for possible consideration at the 2004 Annual Meeting of Stockholders (expected to be held in October 2004) must be received by the Secretary of Concurrent at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, not later than May 21, 2004 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. Stockholder proposals should be sent to:

                    Concurrent Computer Corporation
                    4375 River Green Parkway
                    Suite 100
                    Duluth, Georgia 30096
                    Attn:  Secretary

     In addition, a stockholder may bring business before the 2004 Annual Meeting of Stockholders, other than a proposal included in the proxy statement, or may submit nominations for directors, if the stockholder complies with the requirements specified in Concurrent's Bylaws. The Bylaws require that a stockholder must:

     - Provide written notice that is received by the Secretary of Concurrent not less than 60 days nor more than 90 days prior to the date of the annual meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders, the stockholder's notice will be timely if received by no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made; and

     - Supply the additional information listed in Article IV of Concurrent's Bylaws.

     In addition, if notice is timely received under the Bylaws for consideration, the proxy for the 2004 Annual Meeting of Stockholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal: (1) received by the Secretary of Concurrent after August 4, 2004 or, (2) received by the Secretary of Concurrent before August 4, 2004, to the extent Concurrent advises stockholders in the 2004 proxy statement about the nature of the matter and how management intends to vote on the matter.


OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. If any other matters are properly presented to the meeting, the proxy holders intend to vote, or otherwise to act, in accordance with their judgment on such matters.


                                     By Order of the Board of Directors,


                                     /s/ Steven R. Norton


                                     Steven R. Norton
                                     Secretary


September 17, 2003
Duluth, Georgia

                                   ADDENDUM A


                         CONCURRENT COMPUTER CORPORATION
                             AUDIT COMMITTEE CHARTER

            (AS ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 20, 2003)


The Board of Directors (the "Board") of Concurrent Computer Corporation (the "Company") has previously constituted and established an Audit Committee (the "Committee") with the authority, responsibility and specific duties as described herein. This Charter and the composition of the Committee are intended to comply with applicable law, including the federal securities laws, and the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). This document replaces and supersedes in its entirety the previous Charter of the Committee adopted by the Board on June 14, 2000.

PURPOSE

The primary purpose of the Committee is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Committee's primary duties and responsibilities in this regard are to assist the Board in its oversight of:

     -    the integrity of the Company's financial statements;
     -    the Company's compliance with legal and regulatory requirements;
     - the Company's outside independent auditor's (the "Independent Accountants") qualifications and independence; and
     - the performance of the Company's internal audit function and Independent Accountants.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the power to retain outside counsel, auditors or other experts for this purpose and shall approve all fees paid to such advisors. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Independent Accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMPOSITION

The Committee shall be comprised of not less than three members of the Board as determined by the Board, and the Committee's composition will meet the requirements of the listing standards of Nasdaq (the "Listing Standards"), the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Accordingly, all of the members of the Committee will be Independent Directors within the meaning of the Listing Standards, the Exchange Act and the rules and regulations of the Commission, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Board shall affirmatively conclude that the members of the Committee are independent, as required.

In addition, each member of the Committee will be financially literate and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise, and by June 30, 2004 unless the Board determines otherwise, at least one member must be an "audit committee financial expert" as such term is defined by the rules and regulations of the Commission.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Any vacancies on the Committee occurring prior to the annual organizational meeting shall be filled by the Board. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, in particular the Company's senior financial officer and the Independent Accountants separately and privately to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee should meet with the Independent Accountants and management quarterly to review the Company's financial statements.

RESPONSIBILITIES AND DUTIES

The Committee's job is one of oversight of the Independent Accountants, the Company's internal accounting controls and auditing functions, and the financial reporting process. The Committee recognizes that management is responsible for preparing the Company's financial statements and that the Independent Accountants are responsible for auditing those financial statements. Additionally, the Committee recognizes that management, as well as the Independent Accountants, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Independent Accountant's work.

To fulfill its responsibilities and duties, the following functions shall be the common recurring activities of the Committee in its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances and in compliance with the Listing Standards, the Exchange Act and the rules and regulations of the Commission. The Committee shall:

     1.        REVIEW DOCUMENTS AND REPORTS

          - Review with management and the Independent Accountants the Company's interim financial statements and disclosures set forth in Management's Discussion and Analysis in the Company's Quarterly Reports on Form 10-Q prior to filing or prior to the release of earnings, including a discussion with the Independent Accountants of the matters to be discussed by Statement of Auditing Standards No. 100.

          - Review with management and the Independent Accountants the Company's annual audited financial statements and disclosures set forth in Management's Discussion and Analysis to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) including (a) their judgment about the quality of the Company's accounting principles as applied in its financial reporting, (b) the reasonableness of significant judgments, and (c) the clarity of the disclosures in the financial statements. Recommend, based on its review and discussion, that the audited financial statements be included in the Company's Form 10-K for filing with the Commission.

          - Obtain and review a report made to the Committee by the Chief Executive Officer and Chief Financial Officer of the Company during their certification processes for the Form 10-K and each Form 10-Q which describes, if any, (a) all significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process and report financial data, and (b) any fraud (whether or not material) involving management or other employees who have a significant role in the Company's internal controls.

          - Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

          - Request that the Company file this Charter as an appendix to the Company's proxy statement at least once every three years and maintain a copy on the Company's website.

     2.        REVIEW PERFORMANCE AND INDEPENDENCE OF THE INDEPENDENT
               ACCOUNTANTS

          - The Committee has the sole authority and responsibility for the appointment, compensation, oversight (including the resolution of disagreements between management and the Independent Accountants regarding financial reporting), and, where appropriate, the termination and replacement of the Company's Independent Accountants. The Independent Accountants are ultimately accountable to the Committee and shall report directly to the Committee.

          - Pre-approve all audit services and all permissible non-audit services to be performed for the Company by its Independent Accountants, as contemplated by Section 10A(i) of the Exchange Act. The Committee may delegate to one or more of its members the authority to pre-approve audit services and permissible non-audit services; provided, however, that all pre-approved services must be disclosed by such delegate to the full Committee at its next scheduled meeting.

          - Evaluate the Independent Accountants, including the Independent Accountants' qualifications, performance and independence, the competence, experience and qualifications of the lead partner and senior members of the Independent Accountants' team, and the quality control procedures of the Independent Accountants. The Committee also shall ensure the rotation of the audit partners as required by law.

          - Discuss with the Independent Accountants the overall scope and plans for their audits, including the adequacy of staffing.

          - Obtain and review an annual report from the Independent Accountants which describes (a) all critical accounting policies and practices to be used by the Company and (b) all alternative treatments of financial information that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accountants.

          - At least annually, obtain and review a report from the Independent Accountants which describes (a) the audit firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to address any such issues, and (c) all relationships between the Independent Accountants and the Company.

          - Discuss with the Independent Accountants the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statement on Auditing Standards, AU Sec. 380) relating to the conduct of the audit.

          - Receive from the Independent Accountants, on a periodic basis, a formal written statement delineating all relationships between the Independent Accountants and the Company consistent with Independence Standards Board Standard 1 (ISB No. 1).

          - Obtain from the Independent Accountants assurance that Section 10A(b) of the Exchange Act (generally relating to the auditors' identification of illegal acts and related party transactions) has not been implicated.

          - Establish clear policies and guidelines for the Company's hiring of employees or former employees of the Independent Accountants.

          - Recommend, if so determined by the Committee, that the Board take certain action to satisfy itself of the Independent Accountants' independence.

     3.        REVIEW THE FINANCIAL REPORTING PROCESS

          - In conjunction with the Independent Accountants and management, review the integrity and reliability of the Company's financial reporting processes, including major issues regarding accounting and auditing principles and practices as well as the adequacy of controls that could significantly affect the Company's financial statements, both internal and external.

          - Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the Independent Accountants or management.

          - Review with management and the Independent Accountants the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

          - Establish regular systems of reporting to the Committee by both management and the Independent Accountants regarding any significant judgments made in management's preparation of the financial statements.

          - Review any significant disagreement among management and the Independent Accountants in connection with the preparation of the financial statements.

          - Review policies with respect to risk assessment and risk management. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          - Review with the Independent Accountants any problems or difficulties encountered during a quarterly review or annual audit of the Company's financial statements and review any management letter provided by the Independent Accountants and management's response to that letter. Such review should include:

               o Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

               o Any changes required in the planned scope of the internal audit; and

               o The responsibilities, budget and staffing of the Company's Accounting Department.

          - Discuss generally, in terms of types of information to be disclosed and the type of presentation to be made, the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

     4.        ETHICAL/LEGAL COMPLIANCE AND OTHER REVIEW PROCEDURES

          - Establish procedures for the receipt, retention and treatment of complaints regarding the Company's accounting, internal accounting controls or auditing matters and confidential, anonymous submission by employees of concerns regarding accounting questions or auditing matters.

          - Develop, review or recommend to the Board for its approval those provisions of a Code of Conduct as may be required by the Listing Standards and those provisions of a Code of Ethics for Senior Executive Officers and Financial Officers as may be required by the Exchange Act and rules and regulations of the Commission that relate to areas that the Committee is responsible for overseeing.

          - Review the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of those compliance efforts.

          - Review with the Company's executive officer with oversight of legal matters of the Company any legal matters that could have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from governmental agencies or regulators.

          - Review and, as required by the Listing Standards, approve all related-party transactions.

     5.        GENERAL

          - Review with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

          - Annually prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

          - Report periodically to the Board, which report may include issues that arise with respect to (a) the quality and integrity of the Company's financial statements, (b) the Company's compliance with legal or regulatory requirements, (c) the performance and independence of the Company's independent auditors or (d) the performance of the internal audit function.

          -    Conduct an annual performance evaluation of the Committee.

          - Maintain minutes or other records of meetings and activities of the Committee.

                         CONCURRENT COMPUTER CORPORATION
                                 CODE OF ETHICS
                   FOR SENIOR EXECUTIVE AND FINANCIAL OFFICERS


I.   GENERAL

     The policy of Concurrent Computer Corporation (the "Company") is to comply strictly with all laws governing its operations and to conduct its affairs in keeping with the highest moral, legal and ethical standards. Senior executive and financial officers hold an important and elevated role in maintaining a commitment to (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in the Company's public communications, and (iii) compliance with applicable governmental rules and regulations. Accordingly, the Company has adopted this Code of Ethics for its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer and any other senior executive or financial officers performing similar functions and so designated from time to time by the Chief Executive Officer (the "Senior Executive and Financial Officers"). This Code of Ethics shall be approved annually by the Audit Committee of the Board of Directors (the "Committee") and disbursed to the public by means of one of the methods described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC").

II.  HONEST AND ETHICAL CONDUCT

     Senior Executive and Financial Officers are expected to exhibit and promote the highest standards of honest and ethical conduct, by, among other things, their adherence to the following policies and procedures:

  - Senior Executive and Financial Officers shall engage in only honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

  - Senior Executive and Financial Officers shall inform the General Counsel or, in his or her absence, the Chairman of the Committee of (a) deviations in practice from policies and procedures governing honest and ethical behavior or (b) any material transaction or relationship that could reasonably be expected to create a conflict of interest.

  - Senior Executive and Financial Officers shall demonstrate personal support for the policies and procedures set forth in this Code of Ethics through periodic communications reinforcing these principles and standards throughout the Company.

  - Senior Executive and Financial Officers shall respect the confidentiality of information acquired in performance of one's responsibilities and shall not use confidential information for personal advantage.

III. FINANCIAL RECORDS AND PERIODIC REPORTS

     The Company is committed to full, fair, accurate, timely and understandable disclosure in reports and documents that it files with, or submits to, the SEC and in other public communications made by the Company. In support of this commitment, the Company has, among other measures, (a) designed and implemented disclosure controls and procedures (within the meaning of applicable SEC rules) and (b) required the maintenance of accurate and complete records, the prohibition of false, misleading or artificial entries on its books and records, and the full and complete documentation and recording of transactions in the Company's accounting records. In addition to performing their duties and responsibilities under these requirements, each of the Senior Executive and Financial Officers will establish and manage the Company's reporting systems and procedures with due care and diligence to ensure that:

  - Reports filed with or submitted to the SEC and other public communications contain information that is full, fair, accurate, timely and understandable and do not misrepresent or omit material facts.

  - Business transactions are properly authorized and completely and accurately recorded in all material respects on the Company's books and records in accordance with generally accepted accounting principles and the Company's established financial policies.

  - Retention or disposal of Company records is in accordance with established Company policies and applicable legal and regulatory requirements.

IV.  COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS

     The policy of the Company is to comply strictly with all laws governing its operations and to conduct its affairs in keeping with the highest moral, legal and ethical standards. Accordingly, the Senior Executive and Financial Officers will comply with all applicable governmental laws, rules and regulations, and will establish and maintain mechanisms to:

  - Monitor compliance of the Company's finance organization and other key employees with all applicable federal, state and local statutes, rules, regulations and administrative procedures.

  - Identify, report and correct any detected deviations from applicable federal, state and local statutes, rules, regulations and administrative procedures.


V.   COMPLIANCE WITH CODE OF ETHICS

     The Senior Executive and Financial Officers shall acknowledge and certify their ongoing compliance with this Code of Ethics annually and provide a copy of such certification to the Committee. This Code of Ethics will be published and made available to all employees, and any employee should promptly report any violation of this Code of Ethics to the General Counsel or, in his or her absence, the Chairman of the Committee. The Board of Directors shall take appropriate action with respect to the failure of any Senior Executive or Financial Officer to comply with this Code of Ethics, which may include reprimand, demotion or dismissal, depending on the seriousness of the offense.


Adopted:  August  20,  2003

                                  CERTIFICATION




I _______________________, certify I have read and am in compliance with Concurrent Computer Corporation's Code of Ethics for Senior Executive and Financial Officers.




__________________________________
Name:
Title:
Date:

                         CONCURRENT COMPUTER CORPORATION
                       ACCOUNTING/AUDITING COMPLAINT POLICY

     The Audit Committee of Concurrent Computer Corporation's Board of Directors has approved these policies and procedures for: (1) the receipt, retention and treatment of complaints received by Concurrent Computer Corporation (the "Company") regarding accounting, internal accounting controls or auditing matters ("Accounting Complaints"), and (2) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters ("Employee Complaints").

     These procedures are contemplated by the Sarbanes-Oxley Act of 2002 and related regulations of the Securities and Exchange Commission. The Audit Committee has established these procedures to facilitate disclosures of questionable practices, encourage proper individual conduct and alert the Audit Committee of potential problems before they have serious consequences.

RECEIPT  OF  COMPLAINTS

     - The Company shall maintain on its website directions for submitting Accounting and Employee Complaints by (1) telephone, (2) mail and (3) electronic mail.

     - All complaints will be received initially by an independent third-party and passed on to the General Counsel on behalf of the Audit Committee.

SCOPE OF MATTERS COVERED BY THE POLICY

     This policy relates to Accounting and Employee Complaints, including, without limitation, the following:

     - fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

     - fraud or deliberate error in the recording and maintaining of financial records of the Company;

     - deficiencies in or noncompliance with the Company's internal accounting controls;

     - misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; and

     - deviation from full and fair reporting of the Company's financial condition and results of operations.

TREATMENT OF COMPLAINTS

     The Audit Committee has established the following procedures relating to such complaints or concerns:

     - All complaints will be received initially by an independent third-party and forwarded to the General Counsel who will forward them to the chair of the Audit Committee on at least a quarterly basis.

     - Employees may submit such complaints or concerns to the Audit Committee on an anonymous/confidential basis; however, the Company may, in certain circumstances, be obligated by law to disclose the information or the identity of the person providing the information.

     - The General Counsel shall conduct an initial inquiry into the complaint and submit an initial report of findings to the chair of the Audit Committee.

     - The chair of the Audit Committee will direct such additional inquiry as he or she deems appropriate.

     - The status of any ongoing complaints will be reported on at least a quarterly basis to the Audit Committee, and, if the Audit Committee chair so directs, to the full Board.

     - The Audit Committee may request special treatment of any complaint, including the retention, at the Company's expense, of outside counsel, accountants or other advisors.

     - The Audit Committee is authorized to take, or cause to be taken, all appropriate actions in response to any complaint.

     - The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in the terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of Employee Complaints or otherwise as specified in Section 806 of the Sarbanes-Oxley Act of 2002.

     - The General Counsel will maintain a log of all complaints, tracking their receipt, investigation and resolution.

                         CONCURRENT COMPUTER CORPORATION
                          NOMINATING COMMITTEE CHARTER

            (AS ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 20, 2003)


The Board of Directors (the "Board") of Concurrent Computer Corporation (the "Company") has previously constituted and established a Nominating Committee (the "Committee") with the authority, responsibility and specific duties as described herein. This Charter and the composition of the Committee are intended to comply with applicable law and the rules of The Nasdaq Stock Market, Inc. ("Nasdaq").

PURPOSE

The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities relating to (i) identification of individuals qualified to become Board members and recommendation of director nominees to the Board of Directors prior to each annual meeting of stockholders, and (ii) recommendation of nominees for committees of the Board.

In discharging its oversight role, the Committee shall have the power to obtain, as deemed necessary or appropriate, advice and assistance from legal, executive search, accounting or other advisors. The Committee shall have the sole authority to select any such advisors and approve the fees paid to such advisors and other retention terms.

COMPOSITION

The Committee shall be comprised of not less than three members of the Board as determined by the Board, and the Committee's composition will meet the requirements of the listing standards of Nasdaq (the "Listing Standards"). Accordingly, all of the members of the Committee will be Independent Directors within the meaning of the Listing Standards and free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee in the opinion of the Board. The Board shall affirmatively conclude that the members of the Committee are independent, as required.

Each member of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until his or her successor shall be duly elected and qualified, unless otherwise removed by the Board of Directors. Any vacancies on the Committee occurring prior to the annual organizational meeting shall be filled by the Board. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

MEETINGS

The Committee shall hold such meetings as may be called by the Chairperson of the Committee or at the request of the Board of Directors. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

RESPONSIBILITIES AND DUTIES

The Board of Directors has authorized and directed the Committee to assume each of the following responsibilities, and any other responsibilities the Board of Directors specifically delegates to the Committee, in each case subject to the limitations on the Board of Directors or any committee thereof contained in the Company's Certificate of Incorporation or Bylaws or the Delaware General Corporation Law, as each is in effect from time to time:

1.   NOMINATING

     - Retain, as deemed necessary, and terminate any search firm to be used to identify director candidates. The Committee shall have sole authority to select such search firm and approve its fees and other retention terms.

     - Determine desired board skills and attributes. The Committee shall consider personal and professional integrity, ability and judgment and such other factors deemed appropriate.

     - Actively seek individuals whose skills and attributes reflect those desired and evaluate and propose nominees for election to the Board of Directors.

     - Review the slate of directors who are to be re-nominated to determine whether they are meeting the Board's expectations of them.

     - Annually review committee chairs and membership and recommend any changes to the full Board.

2.   GENERAL

     -    Report periodically to the Board of Directors.

     - Annually review the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     - Evaluate and recommend to the Board the resignation of individual directors for appropriate reasons, as determined by the Committee in its discretion.

     -    Review any questions regarding the independence of Directors.

     - Develop and recommend to the Board a self-evaluation process for the Board and its committees and oversee such evaluation process.

     - Review potential or actual conflicts of interest between Board members and between the Company and other companies on which a Board member of the Company may serve.

                        CONCURRENT COMPUTER CORPORATION
                         COMPENSATION COMMITTEE CHARTER

          (AS ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER 2, 2003)


The Board of Directors (the "Board") of Concurrent Computer Corporation (the "Company") has previously constituted and established a Compensation Committee (the "Committee") with the authority, responsibility and specific duties as described herein. This Charter and the composition of the Committee are intended to comply with applicable law and the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). This document replaces and supersedes in its entirety the previous Charter of the Committee.

PURPOSE

The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities relating to compensation of the Company's directors and executives.

In discharging its oversight role, the Committee shall have the power to obtain, as deemed necessary or appropriate, advice and assistance from legal, compensation, accounting or other advisors. The Committee shall have the sole authority to select any such advisors and approve the fees paid to such advisors and other retention terms.

COMPOSITION

The Committee shall be comprised of not less than three members of the Board as determined by the Board. Each member of the Committee shall: (1) qualify as an Independent Director under the listing standards of Nasdaq (the "Listing Standards"), (2) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (3) be otherwise free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Board shall affirmatively conclude that the members of the Committee are independent, as required.

Each member of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until his or her successor shall be duly elected and qualified, unless otherwise removed by the Board of Directors. Any vacancies on the Committee occurring prior to the annual organizational meeting shall be filled by the Board. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

MEETINGS

The Committee shall hold such meetings as may be called by the Chairperson of the Committee or at the request of the Board of Directors. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

RESPONSIBILITIES AND DUTIES

The Board of Directors has authorized and directed the Committee to assume each of the following responsibilities, and any other responsibilities the Board of Directors specifically delegates to the Committee, in each case subject to the limitations on the Board of Directors or any committee thereof contained in the Company's Certificate of Incorporation or Bylaws or the Delaware General Corporation Law, as each is in effect from time to time:

1.   COMPENSATION

     - Annually review and approve the Company's goals and objectives relevant to CEO and senior executive compensation, including as the Committee deems appropriate, consideration of the Company's performance and relative stockholder return, the value of similar incentive awards to officers at comparable companies and the awards given to the officers in past years, and evaluate the CEO's and the other senior executive's performance in light of those goals and objectives.

     - Annually review and approve, for the CEO and the other senior executives of the Company, (1) the annual base salary level, (2) the annual incentive opportunity level, (3) the long-term incentive opportunity level, and (4) any special or supplemental benefits or prerequisites.

     - Review and approve, for the CEO and other senior executives, employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate.

     - Annually review and make recommendations to the Board concerning the adoption, terms and operation of the Company's compensation plans for all directors, officers and other senior executives, including incentive-compensation plans and equity based plans.

     - Grant stock options and other discretionary awards under the Company's incentive-compensation and equity based plans.

     - Perform the administrative functions assigned to the Committee by the Board of Directors or the provisions of any incentive-compensation plan, equity based plan, employee stock purchase plan or other employee benefit plan.

     - Retain, as deemed necessary, and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive compensation. The Committee shall have sole authority to select such consultant and approve the consultant's fees and other retention terms.

2.   GENERAL

     -    Report periodically to the Board of Directors.

     - Annually review the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     - Assist the Board in developing and evaluating candidates for executive positions, including the CEO, and oversee the development of executive succession plans.

     - Prepare a report for inclusion in the Company's annual proxy statement in accordance with SEC and other applicable rules and regulations.

                        CONCURRENT COMPUTER CORPORATION
                          EXECUTIVE COMMITTEE CHARTER

            (AS ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 20, 2003)


The Board of Directors (the "Board") of Concurrent Computer Corporation (the "Company") has previously constituted and established an Executive Committee (the "Committee") with the authority, responsibility and specific duties as described herein. This document replaces and supersedes in its entirety the previous Charter of the Committee adopted by the Board on January 21, 1994.

PURPOSE, RESPONSIBILITIES AND DUTIES

The Committee shall have and may exercise all of the authority of the Board of Directors in the management and direction of the business and affairs of the Company to the fullest extent allowed by the Company's Certificate of Incorporation, Bylaws and the Delaware General Corporation Law, between meetings of the Board of Directors. The Committee shall have the power to retain outside counsel, auditors or other experts for this purpose and shall approve all fees paid to such advisors.

COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, one of whom is the Chief Executive Officer ("CEO"), provided the CEO is a director. Each member of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until his or her successor shall be duly elected and qualified, unless otherwise removed by the Board of Directors. Any vacancies on the Committee occurring prior to the annual organizational meeting shall be filled by the Board. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

MEETINGS

The Committee shall hold such meetings as may be called by (1) the Chairperson of the Committee, (2) the Board of Directors, or (3) any member of the Committee. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

GENERAL

In addition to the responsibilities outlined above, the Committee shall:

     -    Report periodically to the Board in a reasonably timely fashion.

     - Annually review the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.